AQR Diversifying Strategies Fund
Fund Summary — May 27, 2020
Ticker: Class I/QDSIX — Class N/QDSNX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund, including the statement of additional information, online at https://funds.aqr.com/fund-documents. You can also get this information at no cost by calling (866) 290-2688 or by sending an email to info@aqrfunds.com. The Fund’s prospectus and statement of additional information, each dated May 27, 2020, as amended and supplemented from time to time, are incorporated by reference to this summary prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s annual and semi-annual shareholder reports, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website (https://funds.aqr.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you purchased your Fund shares through the Fund’s transfer agent ALPS Fund Services, Inc., by calling (866) 290-2688.
You may elect to receive all future reports in paper free of charge. You can inform your financial intermediary or the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you purchased your Fund shares through the Fund’s transfer agent ALPS Fund Services, Inc., by calling (866) 290-2688. Your election to receive reports in paper will apply to all AQR Funds held with the fund complex if you purchased your Fund shares through the Fund’s transfer agent ALPS Fund Services, Inc., or all AQR Funds held in your account if you invest through a financial intermediary.

AQR Funds–Summary Prospectus2
Investment Objective
The AQR Diversifying Strategies Fund (the “Fund”) seeks capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class N
Management Fee	0.00%	0.00%
Distribution (12b-1) Fee	None	0.25%
Other Expenses[1]	0.28%	0.28%
Acquired Fund Fees and Expenses[1,2]	1.42%	1.42%
Total Annual Fund Operating Expenses	1.70%	1.95%
Less: Fee Waivers and/or Expense Reimbursements[3]	0.08%	0.08%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	1.62%	1.87%
[1]	Other Expenses and Acquired Fund Fees and Expenses are estimated for the current fiscal year because the Fund has not commenced operations.
[2]	Acquired Fund Fees and Expenses reflect the expenses incurred indirectly by the Fund as a result of the Fund's investments in underlying mutual funds, money market mutual funds, exchange-traded funds or other pooled investment vehicles.
[3]	The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit Other Expenses in the table above at no more than 0.20% for Class I Shares and Class N Shares. "Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through April 30, 2022. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser reimbursed expenses, provided that the amount recaptured may not cause Other Expenses attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the reimbursement and (ii) the applicable limits in effect at the time of recapture.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through April 30, 2022, as discussed in Footnote No. 3 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Class I Shares	$165	$520
Class N Shares	$190	$597
Portfolio Turnover: The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund has not commenced operations as of the date of this prospectus.
Principal Investment Strategies of the Fund
The Fund pursues its investment objective by investing in a portfolio of mutual funds that are each managed by the Adviser (the “Affiliated Funds”). Through its investments in the Affiliated Funds, the Fund will have exposure across global markets, including developed and emerging markets, and across several asset classes, including equities, fixed-income, commodities and currencies. The Affiliated Funds take long and short positions in a wide range of securities, derivatives and other instruments.
The Fund seeks to provide investors with:
1) reduced correlation to stock and bond market movements, and
2) multiple alternative return sources that are independent from traditional stock and bond markets.
Under normal circumstances, the Fund primarily invests its assets in the Affiliated Funds. The Fund does not implement its principal investment strategy by investing directly in stocks, bonds, derivative instruments or other types of securities and instruments, but instead gains exposure to these types of investments through its investments in the Affiliated Funds. The securities and other instruments in which the Affiliated Funds invest include equity securities, debt securities of any quality or maturity (including high-yield debt (e.g., below investment grade or “junk: debt) and inflation-protected securities, such as TIPS), convertible securities, options, swaps (including credit default swaps), futures contracts and forward contracts.

AQR Funds–Summary Prospectus3
Investments in the Affiliated Funds. Allocation to the Affiliated Funds is designed to provide exposure to two different categories of alternative strategies:
•	Active Multi-Asset Strategies – these types of strategies seek to provide tactical and risk-managed allocations among major asset classes (e.g., equities, bonds, currencies) across global markets. These strategies are expected to have some correlation to traditional asset classes over the long term.
•	Absolute Return Strategies – these types of strategies seek to capture returns from both well-established investment styles (e.g., value and momentum) and certain strategies may also provide exposure to less accessible types of returns (e.g., merger and convertible arbitrage). These strategies tend to be uncorrelated to traditional asset classes over the long term. Absolute Return Strategies include exposure to:
○	Long/short strategies - taking long (and short) positions in investments deemed attractive (and unattractive) on a relative basis.
○	Directional strategies – taking long (or short) positions in investments deemed attractive (or unattractive) on an absolute basis.
○	Arbitrage strategies – these strategies include exposure to merger arbitrage, convertible arbitrage and other event-driven strategies.
The Adviser may allocate the Fund’s assets to individual Affiliated Funds at its discretion where the Adviser deems it appropriate and in accordance with the Fund’s investment objective.
Asset Allocation Investment Process. The Adviser determines how the Fund allocates and reallocates its assets among the Affiliated Funds in accordance with its proprietary allocation methodology that is designed to provide the Fund with exposure to a diversified set of alternative strategies over time. The Adviser will periodically review the investment strategies of the underlying Affiliated Funds and has discretion to modify these allocations, including adding or removing underlying Affiliated Funds, or rebalancing existing allocations, in accordance with a frequency it deems appropriate based upon current market conditions.
Additional Information
While the Fund does not target any particular level of volatility, the Adviser, on average, expects that, through its investments in the Affiliated Funds, the Fund will realize an annualized volatility level of between 4% and 8% over time; however, the actual realized volatility level of the Fund may differ from this expected range over certain periods of time. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk.
A portion of the Fund’s assets will be held in cash or cash equivalents including, but not limited to, money market instruments and/or U.S. treasury bills.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.
Affiliated Fund of Funds Structure Risk: Due to the Fund’s strategy of investing in Affiliated Funds, shareholders bear both their proportionate share of expenses in the Fund and, indirectly, the expenses of such Affiliated Funds. An investor holding the Affiliated Funds directly and in the same proportions as the Fund would incur lower overall expenses but would not receive the benefits of the active allocation of investments among the underlying Affiliated Funds associated with an investment in the Fund.
Investing in underlying Affiliated Funds raises certain conflicts of interest for the Adviser, including the potential to allocate Fund assets to Affiliated Funds with comparatively higher management fees and Affiliated Funds that may not perform as well as other Affiliated Funds over certain periods of time.
The Adviser does not consider unaffiliated mutual funds (other than money market mutual funds) as investment options for the Fund. The Adviser receives management fees from the underlying Affiliated Funds. If the Adviser were to invest in unaffiliated mutual funds, however, the Adviser would not receive direct or indirect management fees on the Fund assets invested in those unaffiliated mutual funds. There is a risk that the underlying Affiliated Funds in which the Fund invests will have higher expense ratios and/or underperform unaffiliated mutual funds with comparable investment strategies.

AQR Funds–Summary Prospectus4
Allocation Risk: Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the Affiliated Funds and the allocation of the Fund’s assets to the Affiliated Funds could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. The Fund could miss attractive investment opportunities by underweighting strategies that subsequently experience significant returns and could lose value by overweighting strategies that subsequently experience significant declines.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, such as the Affiliated Funds and money market mutual funds, are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share.
New Fund Risk: The Fund is newly-formed. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, either of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders.
U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities an Affiliated Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.
Principal Risks of the Underlying Affiliated Funds
Because the Fund’s investments consist primarily of Affiliated Funds, the Fund’s risks are directly related to the risks of the Affiliated Funds. For this reason, it is important to understand the risks associated with investing in the Affiliated Funds. The following are principal risks associated with the Affiliated Funds’ investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Arbitrage Risk: Arbitrage strategies involve the risk that anticipated opportunities may not play out as planned, resulting in potentially reduced returns or losses to an Affiliated Fund as it unwinds failed trades.
Below Investment Grade Securities Risk: Although bonds rated below investment grade (also known as “junk” securities) generally pay higher rates of interest than investment grade bonds, bonds rated below investment grade are high risk, speculative investments that may cause income and principal losses for an Affiliated Fund.
Commodities Risk: Exposure to the commodities markets may subject an Affiliated Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.
Common Stock Risk: Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Affiliated Funds will enter into various types of derivative contracts  as described below under “Derivatives Risk”. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by an Affiliated Fund, the Affiliated Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Affiliated Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Affiliated Fund.
Credit Default Swap Agreements Risk: Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

AQR Funds–Summary Prospectus5
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of an Affiliated Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (S&P Global Ratings (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from an Affiliated Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which an Affiliated Fund may not directly own, can result in a loss to the Affiliated Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes an Affiliated Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, forward contracts, options and swaps. A risk of an Affiliated Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent an Affiliated Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Affiliated Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of an Affiliated Fund’s assets could impede portfolio management or the Affiliated Fund’s ability to meet redemption requests or other current obligations.
Emerging Market Risk: Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that an Affiliated Fund will lose money. These risks include:
•	An Affiliated Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•	Changes in foreign currency exchange rates can affect the value of an Affiliated Fund’s portfolio.
•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
Hedging Transactions Risk: The Adviser  from time to time employs various hedging techniques. The success of an Affiliated Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of an Affiliated Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser  may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent an Affiliated Fund from achieving the intended hedge or expose the Affiliated Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).

AQR Funds–Summary Prospectus6
Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. An Affiliated Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if an Affiliated Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Affiliated Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. An Affiliated Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Affiliated Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Affiliated Fund’s investment at $1.00 per share. Investments in real estate investment trusts or securities with similar characteristics that pool investors’ capital to purchase or finance real estate investments also involve certain unique risks, including concentration risk (by geography or property type) and interest rate risk (i.e., in a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase).
Leverage Risk: The Affiliated Funds will enter into short sales and/or make investments in futures contracts, forward contracts, options, swaps and other derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If an Affiliated Fund uses leverage through activities such as entering into short sales or purchasing derivative instruments, the Affiliated Fund has the risk that losses may exceed the net assets of the Affiliated Fund. The net asset value of an Affiliated Fund while employing leverage will be more volatile and sensitive to market movements.
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect an Affiliated Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which an Affiliated Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, an investment in an Affiliated Fund may lose value, regardless of the individual results of the securities and other instruments in which the Affiliated Fund invests.
Model and Data Risk: Given the complexity of the investments and strategies of the Affiliated Funds, the Adviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging an Affiliated Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose an Affiliated Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Affiliated Funds are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. Each Affiliated Fund bears the risk that the quantitative models used by the Adviser will not be successful in forecasting market returns or in determining the weighting of investment positions that will enable the Affiliated Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
An Affiliated Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable an Affiliated Fund to achieve its investment objective.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of an Affiliated Fund while using a momentum strategy may suffer.

AQR Funds–Summary Prospectus7
Repurchase Agreements Risk: When entering into a repurchase agreement, an Affiliated Fund essentially makes a short-term loan to a qualified bank or broker-dealer. An Affiliated Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and an Affiliated Fund could experience delays in recovering amounts owed to it.
Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by an Affiliated Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. An Affiliated Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Affiliated Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to an Affiliated Fund. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by the Affiliated Fund may decline below the price of the securities the Affiliated Fund has sold but is obligated to repurchase, and (iii) the market value of the securities sold will decline below the price at which the Affiliated Fund is required to repurchase them. In addition, the use of reverse repurchase agreements may be regarded as leveraging.
Short Sale Risk: An Affiliated Fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after the Affiliated Fund borrows the security, the Affiliated Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, an Affiliated Fund may not always be able to borrow the security at a particular time or at an acceptable price. An Affiliated Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause an Affiliated Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Affiliated Fund gains and increase potential Affiliated Fund losses.
Sovereign Debt Risk: An Affiliated Fund may invest in, or have exposure to, sovereign debt instruments. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
TIPS and Inflation-Linked Bonds Risk: The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. If an Affiliated Fund purchases inflation-protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Affiliated Fund may experience a loss if there is a subsequent period of deflation. The inflation-protected securities markets are generally much smaller and less liquid than the nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities an Affiliated Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.
Value Style Risk: Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of an Affiliated Fund while using a value strategy may suffer.
Volatility Risk: The Affiliated Funds may have investments that appreciate or decrease significantly in value over short periods of time. This may cause an Affiliated Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss. There can be no assurance that the Fund’s annualized level of volatility through its investments in the Affiliated Funds will be within the expected range; the actual realized volatility level of the Fund may differ from the expected range over certain periods of time.

AQR Funds–Summary Prospectus8
Performance Information
The Fund has not commenced operations as of the date of this prospectus. As a result, no performance information is available. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Ronen Israel, M.A.	Since 2020	Principal of the Adviser
Scott Metchick	Since 2020	Principal of the Adviser
Lars N. Nielsen, M.Sc.	Since 2020	Principal of the Adviser
Yao Hua Ooi	Since 2020	Principal of the Adviser
Ashwin Thapar	Since 2020	Principal of the Adviser
Important Additional Information
Purchase and Sale of Fund Shares
You may purchase or redeem Class I Shares and Class N Shares of the Fund, as applicable, each day the NYSE is open. To purchase or redeem shares you should contact your financial intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at (866) 290-2688, by mail (c/o AQR Funds, P.O. Box 2248, Denver, CO 80201-2248), or by the Internet at https://funds.aqr.com. The Fund’s initial and subsequent investment minimums for Class I Shares and Class N Shares, as applicable, generally are as follows.
	Class I Shares	Class N Shares
Minimum Initial Investment	$5,000,000 [1]	$1,000,000 [1]
Minimum Subsequent Investment	None	None
[1]	Reductions apply to certain eligibility groups. See “Investing With the AQR Funds” in the Fund’s prospectus.
Tax Information
The Fund’s dividends and distributions may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.
Payments to Broker/Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and the Adviser or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.